Exhibit 10.3

Execution Version

GUARANTY

THIS GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this “Guaranty”), effective as of December 30, 2016, is made by each of the undersigned (each, a “Guarantor” and, together with each of the other signatories hereto and any other entities from time to time that become a party hereto, the “Guarantors”), in favor of the Administrative Agent and each of the Secured Parties (each as defined below).

WITNESSETH:

WHEREAS, reference is made to the First Lien Exit Credit Agreement, dated as of December 30, 2016, by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (“Borrower”), the lenders party thereto (the “Lenders”), Wells Fargo Bank, N.A., as administrative agent for the Lenders (the “Administrative Agent”), and the other parties party thereto (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

WHEREAS, each Guarantor is a wholly owned Subsidiary of Borrower and it is in the best interests of each Guarantor to execute this Guaranty inasmuch as each such Guarantor will derive substantial direct and indirect benefits from the First Lien Credit Agreement.

NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, each Guarantor agrees, for the benefit of each Secured Party, as follows:

ARTICLE 1. DEFINITIONS

SECTION 1.1.         Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

“Administrative Agent” shall mean Wells Fargo Bank, N.A. in its capacity as “Administrative Agent” under the First Lien Credit Agreement and the other Loan Documents, together with any successor(s) and assign(s) thereto.

“Borrower” is defined in the first recital.

“First Lien Credit Agreement” is defined in the first recital.

“Guarantor” is defined in the preamble.

“Guaranty” is defined in the preamble.

“Junior Liabilities” is defined in the Section 2.7(a).

“Liabilities” is defined in the Section 2.7(a).

“Maximum Liability” is defined in the Section 2.1(b).

“Secured Hedging Agreements” means Hedging Agreements between the Borrower and any Approved Counterparty that is or was a Lender or an Affiliate thereof at the time such Approved Counterparty entered into such Hedging Agreement (but only for purposes of such Hedging Agreements so entered into and not for Hedging Agreements entered into after such Approved Counterparty ceased to be a Lender or Affiliate thereof).

“Senior Liabilities” is defined in the Section 2.7(a).

“UCC” means the Uniform Commercial Code, as in effect in the State of New York, as the same may be amended from time to time.

SECTION 1.2.         First Lien Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the First Lien Credit Agreement.

SECTION 1.3.         UCC Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Guaranty, including its preamble and recitals, with such meanings.

ARTICLE 2. GUARANTY PROVISIONS

SECTION 2.1.         Guaranty. Each Guarantor hereby absolutely, unconditionally and irrevocably:

(a)          guarantees (i) the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor now or hereafter existing under the First Lien Credit Agreement, the Notes, the Letters of Credit, the Bank Product Agreements with Bank Product Providers and each other Loan Document (including, without limitation, the payment and performance of any and all present or future obligations of the Borrower according to the terms of any present or future Secured Hedging Agreements or Bank Product Agreements permitted by and pursuant to the First Lien Credit Agreement now existing or hereafter entered into between the Borrower and one or more of the then current Lenders or Affiliates of then current Lenders) to which the Borrower or such other Obligor is or may become a party, whether for principal, interest, fees, expenses or otherwise, and (ii) all renewals, rearrangements, increases, extensions for any period, substitutions, modification, amendments or supplements in whole or in part of any of the above Loan Documents or Bank Product Agreements or obligations, (in each case including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. §362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. §502(b) and §506(b)); and

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(b)          indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorney’s fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty, except for costs and expenses resulting from such Secured Party’s gross negligence or willful misconduct (IT BEING UNDERSTOOD THAT IT IS THE INTENTION OF THE PARTIES HERETO THAT SUCH SECURED PARTY BE INDEMNIFIED IN THE CASE OF ITS OWN NEGLIGENCE (OTHER THAN GROSS NEGLIGENCE), REGARDLESS OF WHETHER SUCH NEGLIGENCE IS SOLE OR CONTRIBUTORY, ACTIVE OR PASSIVE, IMPUTED, JOINT OR TECHNICAL); provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount (such highest amount determined hereunder being such Guarantor’s “Maximum Liability”). This Section 2.1(b) with respect to the Maximum Liability of each Guarantor is intended solely to preserve the rights of the Administrative Agent hereunder to the maximum extent not subject to avoidance under Applicable Law, and no Guarantor nor any other Person or entity shall have any right or claim under this Section 2.1(b) with respect to the Maximum Liability, except to the extent necessary so that the obligations of each Guarantor hereunder shall not be rendered voidable under Applicable Law. Each Guarantor agrees that the Obligations guaranteed hereunder may at any time and from time to time exceed such Guarantor’s Maximum Liability without impairing this Guaranty or affecting the rights and remedies of the Administrative Agent hereunder. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of each Guarantor hereunder. All payments hereunder are to be made in the currency in which they are due under the First Lien Credit Agreement.

SECTION 2.2.       Acceleration of Guaranty. Each Guarantor agrees that if an Event of Default occurs under clauses (c) or (d) contained in Section 8.1.9 of the First Lien Credit Agreement at a time when any of the Obligations of the Borrower, any Guarantor, or any other Obligor may not then be due and payable, each Guarantor will pay to the Secured Parties forthwith the full amount which would be payable hereunder by each such Guarantor as if all such Obligations were then due and payable.

SECTION 2.3.       Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date. Each Guarantor guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of the First Lien Credit Agreement and each other Loan Document or Bank Product Agreement under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

(a)          (i) any lack of validity, legality or enforceability of the First Lien Credit Agreement, any Note, any Letter of Credit, or any other Loan Document, Bank Product Agreement or any portion of any thereof or (ii) the First Lien Credit Agreement, any Note, any Letter of Credit or any other Loan Document, Bank Product Agreement or any portion of any thereof being void or voidable;

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(b)          the failure of any Secured Party or any holder of any Note, any Issuer of or participant in a Letter of Credit or holder of an interest therein (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor) under the provisions of the First Lien Credit Agreement, any Note, any Letter of Credit, any other Loan Document, Bank Product Agreement or otherwise, or (ii) to exercise any right or remedy against any other guarantor of, or collateral securing, any Obligations of the Borrower or any other Obligor;

(c)          any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, increase, compromise or renewal of any Obligation of the Borrower or any other Obligor;

(d)          any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower, any other Obligor or otherwise;

(e)          any amendment to, extension, variance, alteration, rescission, waiver, increase, or other modification of, or any consent to departure from, any of the terms of the First Lien Credit Agreement, any Note, any Letter of Credit, or any other Loan Document or Bank Product Agreement including, without limitation, any increase or reduction to the rate of interest on all or any of the Obligations;

(f)          any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Note, any Issuer of or participant in a Letter of Credit or holder of an interest therein securing any of the Obligations of the Borrower or any other Obligor; or

(g)          any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

SECTION 2.4.         Reinstatement. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations guaranteed hereby is rescinded or must otherwise be restored by any Secured Party or any holder of any Note, any Issuer of or participant in a Letter of Credit or a holder of an interest therein, upon the insolvency, bankruptcy or reorganization of the Borrower, or any other Obligor or otherwise, all as though such payment had not been made.

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SECTION 2.5.         Waiver. Each Guarantor hereby expressly waives:

(a)          promptness, diligence, presentment, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and this Guaranty and any requirement that the Administrative Agent, any Lender or any other Secured Party, protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or any other Obligor, as the case may be. Each Guarantor hereby further waives all rights that it may have now or in the future under any statute, or at common law, or in law or equity, or otherwise, to compel any Secured Party to marshall assets or to proceed in respect of Obligations guaranteed hereunder or under any Loan Document or Bank Product Agreement against any other Obligor, any other party or against any security for the payment and performance of the Obligations before proceeding against, or as a condition to proceeding against, such Guarantor; and

(b)          each and every right to which it may be entitled by virtue of the suretyship under any Applicable Law.

SECTION 2.6.         Waiver of Subrogation. Until one year and one day after the Termination Date, each Guarantor hereby irrevocably waives any claim or other rights which it may now or hereafter acquire against the Borrower or any other Obligor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Guaranty or any other Loan Document or Bank Product Agreement, including any right of subrogation, reimbursement, contribution, exoneration, or indemnification, any right to participate in any claim or remedy of the Secured Parties against the Borrower or any other Obligor or any collateral which the Administrative Agent now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including the right to take or receive from the Borrower or any other Obligor, directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligations shall not have been indefeasibly paid in cash in full and the Commitments have not been terminated and all Letters of Credit have not been terminated or expired, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Secured Parties, and shall forthwith be paid to the Secured Parties to be credited and applied upon the Obligations, whether matured or unmatured. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the First Lien Credit Agreement and that the waiver set forth in this Section 2.6 is knowingly made in contemplation of such benefits.

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SECTION 2.7.         Subordination of Obligations of Guarantors.

(a)          Definitions. All obligations of each Guarantor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, are hereinafter collectively called the “Liabilities”. All Liabilities to the Administrative Agent and the Secured Parties under or in connection with this Guaranty are hereinafter called the “Senior Liabilities”; and all Liabilities to the Borrower or any other Obligor are hereinafter collectively called the “Junior Liabilities”; it being expressly understood and agreed that the term “Senior Liabilities”, as used herein, shall include, without limitation, any and all interest accruing on any of the Senior Liabilities after the commencement of any bankruptcy, insolvency, receivership, liquidation, dissolution or similar circumstance, notwithstanding any provision or rule of law which might restrict the rights of the Administrative Agent or any other Secured Party, as against the Borrower, any Guarantor or anyone else, to collect such interest.

(b)          Subordination. Except as otherwise expressly provided in this Guaranty or in the First Lien Credit Agreement, or as Administrative Agent and the Secured Parties may hereafter otherwise expressly consent in writing, the payment of all Junior Liabilities shall be postponed and subordinated to the payment in full of the Senior Liabilities and the indefeasible payment in cash in full of the Obligations, and the termination of the Commitments and the termination or expiration of any and all Letters of Credit, and no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any properties or assets of any Guarantor be applied to the purchase or other acquisition or retirement of any Junior Liabilities; provided, however, except as otherwise expressly provided in the First Lien Credit Agreement that until such time as the Administrative Agent shall have notified each Guarantor and the Borrower to the contrary, or any Guarantor shall be in default in the payment when due, whether by acceleration or otherwise, of any amount payable in respect of the Senior Liabilities, payments made to third parties in the ordinary course of business are excepted from the terms of the foregoing provisions of this Section 2.7(b).

(c)          Payments Held in Trust. Any amounts paid in violation of this Section 2.7 shall be received in trust for the Secured Parties and shall be promptly turned over to the Administrative Agent. Each Guarantor will mark its books and records, and cause its respective Subsidiaries to mark their books and records, so as to indicate that the Junior Liabilities are subordinated in accordance with the terms of this Guaranty, and will cause to be clearly inserted in any promissory note or other instrument which at any time evidences any of the Junior Liabilities a statement to the effect that the payment thereof is subordinated in accordance with the terms of this Guaranty. Each Guarantor shall execute such further documents or instruments and take such further action as the Administrative Agent may reasonably from time to time request to carry out the intent of this Guaranty.

SECTION 2.8.         Successors, Transferees and Assigns; Transfers of Notes. This Guaranty shall (a) be binding upon each Guarantor, and their respective successors, transferees and assigns (provided, however, that no Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders), and (b) inure to the benefit of the Administrative Agent and each other Secured Party and be enforceable by the Administrative Agent. Without limiting the generality of the foregoing clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note, Loan or Letter of Credit held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Article 9 and Section 10.11 of the First Lien Credit Agreement.

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SECTION 2.9.         Election of Remedies. Except as otherwise provided in the First Lien Credit Agreement, if the Administrative Agent may, under applicable law, proceed to realize its benefits under any of this Guaranty or the other Loan Documents giving the Administrative Agent a lien upon any Collateral, either by judicial foreclosure or by non judicial sale or enforcement, the Administrative Agent may, at its sole option, determine which of its remedies or rights it may pursue without affecting any of its rights and remedies under this Guaranty. If, in the exercise of any of its rights and remedies, the Administrative Agent shall forfeit any of its rights or remedies, including its right to enter a deficiency judgment against any Obligor or any other Person, whether because of any applicable laws pertaining to “election of remedies” or the like, each Guarantor hereby consents to such action by the Administrative Agent and waives any claim based upon such action, even if such action by the Administrative Agent shall result in a full or partial loss of any rights of subrogation that any Guarantor might otherwise have had but for such action by the Administrative Agent. Any election of remedies that results in the denial or impairment of the right of the Administrative Agent to seek a deficiency judgment against the Borrower shall not impair the Guarantors’ obligation to pay the full amount of the Obligations.

SECTION 2.10.         Contribution by Guarantors. All Guarantors desire to allocate among themselves (collectively, the “Contributing Guarantors”), in a fair and equitable manner, their obligations arising under this Guaranty. Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a “Funding Guarantor”) under this Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in an amount sufficient to cause each Contributing Guarantor’s Aggregate Payments to equal its Fair Share as of such date. “Fair Share” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations guaranteed. “Fair Share Contribution Amount” means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the Fair Share Contribution Amount with respect to any Contributing Guarantor for purposes of this Section 2.10, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. “Aggregate Payments” means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty (including in respect of this Section 2.10), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantors as contributions under this Section 2.10. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this Section 2.10 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder. Each Guarantor is a third party beneficiary to the contribution agreement set forth in this Section 2.10.

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ARTICLE 3. REPRESENTATIONS AND WARRANTIES

Each Guarantor hereby represents and warrants to each Secured Party as set forth in this Article 3.

SECTION 3.1.         Representations and Warranties. All of the representations and warranties made by the Borrower or any other Obligor regarding such Guarantor or its Subsidiaries in the First Lien Credit Agreement or in any other Loan Document are true and correct in all respects as if such representations and warranties were incorporated herein in their entirety and made by such Guarantor.

SECTION 3.2.         No Defaults or Violations of Law. No Default or Event of Default has occurred and is continuing. Except the pendency of the Chapter 11 Cases and the circumstances, events and transactions occurring as part thereof, no default (or event or circumstance which, but for the passage of time or the giving of notice, or both, would constitute a default) has occurred and is continuing with respect to any note, indenture, loan agreement, mortgage, lease, deed or other material agreement to which any Guarantor is a party or by which it or its properties is bound, except for such defaults that will not have a Material Adverse Effect. No Guarantor is in violation of any Applicable Law, except for such violations that will not have a Material Adverse Effect.

SECTION 3.3.         Informed on Financial Condition. Each Guarantor has knowledge of the Borrower’s and each other Obligor’s financial condition and affairs and has adequate means to obtain from the Borrower and each other Obligor on an ongoing basis information relating thereto and to the Borrower’s and such Obligor’s ability to pay and perform the Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Obligor for the benefit of any Guarantor nor to advise any Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower or any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to any Guarantor, or might (or does) materially increase the risk of any Guarantor as guarantor, or might (or would) affect the willingness of any Guarantor to continue as a guarantor of the Obligations.

SECTION 3.4.         Benefit to Guarantors. Each Guarantor represents that it is in the best interests of such Guarantor to execute this Guaranty inasmuch as each such Guarantor will derive substantial direct and indirect benefits from the Loans made from time to time to, and the Letters of Credit issued on behalf of, the Borrower by the Lenders and/or Issuers pursuant to the First Lien Credit Agreement, and the financial accommodations made from time to time to the Borrower and Guarantors by the Secured Parties pursuant to any other Loan Document or Bank Product Agreement, each Guarantor is willing to guarantee the obligations of the Borrower and the other Obligors under the First Lien Credit Agreement and any other Loan Document or Bank Product Agreement, and each Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrower.

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ARTICLE 4. COVENANTS

SECTION 4.1.         Affirmative Covenants. Each Guarantor covenants and agrees that, until the Termination Date, each Guarantor shall and shall cause any Subsidiaries to, unless the Lenders or the Required Lenders, as applicable, shall otherwise consent in writing in accordance with the First Lien Credit Agreement, perform each of the obligations set forth in Section 7.1 of the First Lien Credit Agreement, to the extent such obligations pertain to each such Guarantor or its assets, as if such obligations were set forth in full in this Guaranty.

SECTION 4.2.         Negative Covenants. Each Guarantor covenants and agrees that, until the Termination Date, no Guarantor shall, and no Guarantor shall cause any Subsidiary to, without the prior written consent of the Lenders or the Required Lenders, as applicable, in accordance with the First Lien Credit Agreement, do anything prohibited by Section 7.2 of the First Lien Credit Agreement, to the extent such obligations pertain to any Guarantor or its assets, as if each such prohibition was set forth in full in this Guaranty.

SECTION 4.3.         Non-Petition Covenant. Prior to the date that is one year and one day after the Termination Date, no Guarantor will, and no Guarantor will allow any Subsidiary to, directly or indirectly, commence, join any other person in commencing, or authorize a trustee or other person acting on its behalf or on behalf of others to commence, any bankruptcy, reorganization, arrangement, insolvency, liquidation, or receivership proceeding under the laws of the United States or any state of the United States against any other Guarantor or the Borrower, or any other their respective Subsidiaries.

ARTICLE 5. MISCELLANEOUS PROVISIONS

SECTION 5.1.         Waiver of Fraudulent Conveyance Claims. Each Guarantor hereby waives the right to assert any claim or cause of action to avoid any transfer to the Administrative Agent or to any other Secured Party contemplated by and made pursuant to the First Lien Credit Agreement or any other Loan Document that may exist by virtue of any federal or state statute providing for such avoidance.

SECTION 5.2.         Loan Document. This Guaranty is a Loan Document executed pursuant to the First Lien Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

SECTION 5.3.        Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.8, this Guaranty shall be binding upon each Guarantor and their respective successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.9); provided, however, that no Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders.

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SECTION 5.4.        Amendments. No amendment to or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor from its obligations under this Guaranty shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 10.1 of the First Lien Credit Agreement) and such Guarantor and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 5.5.        Notices. Except as otherwise provided in this Guaranty, all notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of (a) each Guarantor, as specified on the signature pages of this Guaranty, (b) the Administrative Agent or a Secured Party, as specified pursuant to Section 10.2 of the First Lien Credit Agreement, or (c) at such other address or facsimile number as may be designated by such party in a prior written notice to the other party. Except as otherwise provided in this Guaranty, any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

SECTION 5.6.        No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party or any holder of a Note, an Issuer of or participant in a Letter of Credit or holder of an interest therein to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 5.7.        Section Captions. The various headings of this Guaranty are inserted for convenience only and shall not affect the meaning or interpretation of this Guaranty or any provisions thereof.

SECTION 5.8.        Setoff. In addition to, and not in limitation of, any rights of any Secured Party under applicable law, each Secured Party shall, upon the occurrence of any Default described in clauses (b) through (d) of Section 8.1.9 of the First Lien Credit Agreement or any other Event of Default, have the right to appropriate and apply to the payment of the obligations of the Guarantors owing to it hereunder, whether or not then due, and each Guarantor hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with such Secured Party and any and all property of every kind or description of or in the name of such Guarantor now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, such Secured Party, such holder or any agent or bailee for such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the First Lien Credit Agreement.

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SECTION 5.9.        Severability. Any provision of this Guaranty which is prohibited, inoperative, invalid or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition, non-operation, invalidity or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 5.10.        Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile shall be effective as delivery of a manually executed counterpart of this Guaranty.

SECTION 5.11.        Governing Law, Entire Agreement. THIS GUARANTY SHALL BE GOVERNED BY AND IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICT OF LAW EXCEPT SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

SECTION 5.12.        Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUER, ANY OTHER SECURED PARTY OR ANY GUARANTOR IN CONNECTION HEREWITH SHALL BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES SPECIFIED IN SECTION 5.5. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY.

- 11 -	EXXI Obligor Guaranty

SECTION 5.13.        Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUER, ANY OTHER SECURED PARTY OR ANY GUARANTOR IN CONNECTION THEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUER AND EACH OTHER SECURED PARTY ENTERING INTO THE LOAN DOCUMENTS.

SECTION 5.14.        Additional Guarantors.  Each Subsidiary of the Borrower that is required to become a party to this Guaranty pursuant to Section 7.1.8 of the First Lien Credit Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement substantially in the form of Annex I hereto.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

- 12 -	EXXI Obligor Guaranty

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GUARANTORS

ENERGY XXI GOM, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

ENERGY XXI ONSHORE, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

ENERGY XXI PIPELINE, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title:	Chief Financial Officer & Treasurer

S-1	Signature Page to EXXI Obligor Guaranty

ENERGY XXI PIPELINE II, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

MS ONSHORE, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

M21K, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

SOILEAU CATERING, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

EPL OIL & GAS, INC.

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

S-2	Signature Page to EXXI Obligor Guaranty

ANGLO-SUISSE OFFSHORE PIPELINE PARTNERS, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

DELAWARE EPL OF TEXAS, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

ENERGY PARTNERS LTD., LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

EPL OF LOUISIANA, L.L.C.

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

EPL PIONEER HOUSTON, INC.

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

S-3	Signature Page to EXXI Obligor Guaranty

EPL PIPELINE, L.L.C.

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

NIGHTHAWK, L.L.C.

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

ENERGY XXI OFFSHORE SERVICES, INC.

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

ENERGY XXI NATURAL GAS HOLDINGS, INC.

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

NATURAL GAS ACQUISITION COMPANY I, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

S-4	Signature Page to EXXI Obligor Guaranty

ENERGY XXI SERVICES LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer & Treasurer

Notice Address for each Guarantor:

1021 Main (One City Centre), Suite 2626
Houston, Texas 77002
Attention: Bruce Busmire
Telephone: (713) 351-3033
Facsimile: (713) 351-3333

S-5	Signature Page to EXXI Obligor Guaranty

Annex I to
Guaranty

[FORM OF] JOINDER AGREEMENT

JOINDER AGREEMENT (this “Joinder Agreement”), dated as of [ ], 20[ ], made by [ ] (the “Additional Guarantor”), in favor of Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) parties to the First Lien Credit Agreement referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such First Lien Credit Agreement.

WITNESSETH :

WHEREAS, Energy XXI Gulf Coast, Inc. (the “Borrower”), the Lenders and the Administrative Agent have entered into an First Lien Exit Credit Agreement, dated as of December 30, 2016 (as amended, supplemented or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, in connection with the First Lien Credit Agreement the Borrower and certain of its Subsidiaries (other than the Additional Guarantor) have entered into the Guaranty dated as of December 30, 2016 (as amended, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the ratable benefit of the Secured Parties;

WHEREAS, the First Lien Credit Agreement requires the Additional Guarantor to become a party to the Guaranty; and

WHEREAS, the Additional Guarantor has agreed to execute and deliver this Joinder Agreement in order to become a party to the Guaranty;

NOW, THEREFORE, IT IS AGREED:

1.          Guaranty. By executing and delivering this Joinder Agreement, the Additional Guarantor, as provided in Section 5.14 of the Guaranty, hereby becomes a party to the Guaranty as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly (a) assumes all obligations and a Guarantor; and (b) guarantees the Obligations pursuant to Article 2 of the Guaranty. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in Article 3 of the Guaranty, as they relate to the Additional Guarantor, is true and correct on and as the date hereof (after giving effect to this Joinder Agreement) as if made on and as of such date.

Annex I - 1

2.          Governing Law. THIS JOINDER AGREEMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS JOINDER AGREEMENT AND ANY CLAIM OR CONTROVERSY ARISING OUT OF OR RELATED TO THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.          Acceptance. The Additional Guarantor hereby expressly waives notice of acceptance of this Joinder Agreement, acceptance on the part of the Administrative Agent and the other Secured Parties being conclusively presumed by their request for this Joinder Agreement and delivery of the same to the Administrative Agent.

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GUARANTOR]

By:
Name:
Title:

Annex I - 2